___________ (x) x 89243223CNE000030 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. See Schedule L8VHV5CNBV97 AMERICAN CENTRIFUGE OPERATING, LLC 00701 Idaho Falls ID 83415 1955 Fremont Avenue Idaho Operations Office U.S. Department of Energy 892432 Idaho Falls ID 83415 1955 Fremont Avenue Idaho Operations Office U.S. Department of Energy 24NE000382See Block 16CP00011 41 13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. 12. ACCOUNTING AND APPROPRIATION DATA (If required) is not extended.is extended, Items 8 and 15, and returning Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers 11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS FACILITY CODE CODE 10B. DATED (SEE ITEM 13) 10A. MODIFICATION OF CONTRACT/ORDER NO. 9B. DATED (SEE ITEM 11) 9A. AMENDMENT OF SOLICITATION NO. CODE 8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) 7. ADMINISTERED BY (If other than Item 6)CODE 6. ISSUED BY PAGE OF PAGES 4. REQUISITION/PURCHASE REQ. NO.3. EFFECTIVE DATE2. AMENDMENT/MODIFICATION NO. 5. PROJECT NO. (If applicable) 1. CONTRACT ID CODE AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 11/30/2022 Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867 Net Increase: $29,252,011.90 CHECK ONE A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: D. OTHER (Specify type of modification and authority) appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). E. IMPORTANT: Contractor is not is required to sign this document and return __________________ copies to the issuing office. ORDER NO. IN ITEM 10A. Incremental Funding; FAR 52.232-22 Limitation of Funds; x 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) X UEI: L8VHV5CNBV97 The purpose of this amendment to the Contract is to: 1. Provide Incremental Funding to CLIN 0002 in the amount of $28,906,490.90, changing the total obligation from $54,244,355.23 to $83,150,846.13. 2. Provide Incremental Funding to CLIN 0006 in the amount of $345,521.00, changing the total obligation from $1,051,128.00 to $1,396,649.00. 3. The total Target Cost of CLIN 0006 is changed from $1,051,128 to $1,396,649. 4. Total obligation for this modification is $29,252,011.90, changing the total obligation from $89,097,988.10 to $118,350,000.00. 5. Authorize the purchase and installation of one replacement X-6000 2400V transformers Continued ... 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)15A. NAME AND TITLE OF SIGNER (Type or print) 15C. DATE SIGNED 16B. UNITED STATES OF AMERICA 15B. CONTRACTOR/OFFEROR 16C. DATE SIGNED (Signature of person authorized to sign) (Signature of Contracting Officer) Jeffrey C. Fogg STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243 Previous edition unusable Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect . 08/14/2024 CHARLES KERNER (Affiliate) Digitally signed by CHARLES KERNER (Affiliate) Date: 2024.08.14 13:54:12 -04'00' JEFFREY FOGG Digitally signed by JEFFREY FOGG Date: 2024.08.14 12:52:00 -06'00'

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 2 4 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00011 under CLIN 0006(no fee) in the amount of $345,521. All other terms and conditions remain the same. Payment: OR for Idaho https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Period of Performance: 12/01/2022 to 12/31/2024 Change Item 00002 to read as follows(amount shown is the total amount): 00002 Ongoing Cascade Operation and Production of 900 90,689,166.00 kg minimum of HALEU, Year 1 (Phase 2) Line item value is: $90,689,166.00 Incrementally Funded Amount: $83,150,846.13 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 3 4 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00011 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $28,906,490.90 Change Item 00006 to read as follows(amount shown is the total amount): 00006 CLIN 0006 Additional Scope - Infrastructure and 1,396,649.00 Facility Repairs Line item value is: $1,396,649.00 Incrementally Funded Amount: $1,396,649.00 Accounting Info: 07900-2023-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2023 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 07900-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 07900 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Continued ... NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ITEM NO. SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT NAME OF OFFEROR OR CONTRACTOR 4 4 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED PAGE OF AMERICAN CENTRIFUGE OPERATING, LLC (A) (B) (C) (D) (E) (F) 89243223CNE000030/P00011 Accounting Info: 05350-2024-60-302218-25233-2721136-0000000-0000000 -0000000 Fund: 05350 Appr Year: 2024 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721136 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $345,521.00 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110